EXHIBIT 10.265




             AMENDMENT NUMBER 1 TO RECEIVABLES PURCHASE AGREEMENT

          THIS AMENDMENT NUMBER 1, dated as of December 9, 1999 (the "Amendment") to the RECEIVABLES PURCHASE AGREEMENT, dated as of December 11, 1998 (the "Agreement"), is between and among CK WITCO CORPORATION (as successor by merger with Crompton & Knowles Corporation), as the Initial Collection Agent, UNIROYAL CHEMICAL COMPANY, INC., UNIROYAL CHEMICAL EXPORT LTD., CROMPTON & KNOWLES COLORS INCORPORATED and DAVIS STANDARD CORPORATION (each a "Seller" and collectively, the "Sellers"), CROMPTON & KNOWLES RECEIVABLES CORPORATION, a Delaware corporation ("Buyer") and ABN AMRO BANK N.V. (the "Agent").

                             W I T N E S S E T H:

          WHEREAS, the Sellers and the Buyer have previously entered into the Agreement pursuant to which the Sellers agreed to sell to Buyer, and Buyer agreed to buy from each of the Sellers, all of the Receivables and Related Assets generated by each such Seller;

          WHEREAS, pursuant to the Agreement, Buyer has transferred to ABN AMRO Bank N.V. as agent for Windmill Funding Corporation and the Committed Purchasers all of Buyer's right, title and interest in and to the Agreement, including, without limitation, interests in the Receivables sold to Buyer pursuant thereto;

          WHEREAS, the parties hereto desire to terminate Crompton and Knowles Colors Incorporated ("Colors") as a Seller under the Agreement effective as of November 1, 1999;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     SECTION 1. Defined Terms. Unless otherwise amended by the terms of this Agreement, terms used in this Amendment shall have the meanings assigned in the Agreement.

     SECTION 2.  Amendments to Agreement.

          (a) As contemplated by Section 8.1 of the Agreement, each of the parties hereto agrees that effective as of November 1, 1999, Colors shall have no further obligation to sell, transfer, assign, set over and otherwise convey to Buyer any Receivables and other Related Purchased Assets originated by Colors. Each of the parties hereto hereby agree to waive the written notice requirements set forth in Section 8.1 of the Agreement.

          (b) Each of the parties hereto also agrees that from time to time, at the expense of the requesting party, it will promptly, upon reasonable request and at the expense of the requesting party, execute and deliver all further instruments and documents, and take all further action, in order to implement the terms of this Agreement including, with limitation:

               (i) executing and filing such UCC termination statements, and such other instruments or notices, Colors may reasonably determine to be necessary or appropriate, and

               (ii) notifying the Lockboxes to which the Receivables and the Related Assets originated by Colors are remitted of the purchase described herein.

     SECTION 3. Effectiveness of Agreement. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

     SECTION 4. Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement.

     SECTION 5. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                            [Signatures Follow]

     IN WITNESS WHEREOF, the Initial Collection Agent, the Sellers, the Buyer and the Agent have caused this Amendment Number 1 to the Receivables Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     CK WITCO CORPORATION (successor-in-intent to Crompton & Knowles Corporation), as Initial Collection Agent


                                      By:
                                      Title:


                                      UNIROYAL CHEMICAL COMPANY, INC., as
                                      Seller

                                      By:
                                      Title:


                                      UNIROYAL CHEMICAL EXPORT LTD., as Seller


                                      By:
                                      Title:


                                      DAVIS STANDARD CORPORATION, as Seller


                                      By:
                                      Title:


                                      CROMPTON & KNOWLES COLORS INCORPORATED,
                                      as Seller

                                      By:
                                      Title:


                                      CROMPTON & KNOWLES RECEIVABLES
                                      CORPORATION, as the Buyer

                                      By:
                                      Title:


                                      ABN AMRO BANK N.V., as Agent

                                      By:
                                      Title: